UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

__________________

Oxford Lane Capital Corp.

(Exact name of registrant as specified in charter)

__________________

8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Name and address of agent for service)

__________________

Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

The semi-annual report to stockholders for the six months ended September 30, 2020 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Semi-Annual Report

September 30, 2020

oxfordlanecapital.com

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY

Beginning in May 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports for Oxford Lane Capital Corp. (the “Company”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Company issued prior to May 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. This information is available free of charge by contacting us by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on our website at http://www.oxfordlanecapital.com.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports after May 2021. This information is available free of charge by contacting us by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on our website at http://www.oxfordlanecapital.com. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp.

November 3, 2020
To Our Stockholders:

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the six months ended September 30, 2020. The net asset value of our shares at that date was $3.88 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value. The Fund’s closing price at September 30, 2020 was $4.40 compared to $4.17 at March 31, 2020. The total return based on market value for Oxford Lane, for the six months ended September 30, 2020, as reflected in the Fund’s financial highlights, was 21.93%. This return reflects the change in market price for the six months ended September 30, 2020, as well as the impact of $0.6075 per share in distributions declared and paid. The total return based on net asset value (“NAV”) for the six months ended September 30, 2020, as reflected in the Fund’s financial highlights, was 25.35%. Please refer to “Note 13. Financial Highlights” for further details. On November 2, 2020, the last reported sale price of the Fund’s common stock was $4.57.

We note that there may be significant differences between Oxford Lane’s earnings prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and our taxable earnings, particularly related to collateralized loan obligation (“CLO”) equity investments where our taxable earnings are based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while GAAP earnings are based upon an effective yield calculation. Additionally, as our taxable earnings are not generally known until after our distributions are made; those distributions may represent a return of capital on a tax basis. While reportable GAAP revenue from our CLO equity investments for the six months ended September 30, 2020 was approximately $55.7 million, we received or were entitled to receive approximately $59.1 million in distributions from our CLO equity investments.

Investment Review

The recent global outbreak of COVID-19 has disrupted and continues to disrupt economic markets and the prolonged economic impact of the outbreak is uncertain. The operational and financial performance of our investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the valuation of our investments.

The Fund’s investment objective is to maximize its portfolio’s risk-adjusted total return over its investment horizon. Our current focus is to seek that return by investing in equity and junior debt tranches of CLO vehicles(1), which are collateralized primarily by diverse portfolios of senior loans made to companies whose debt is unrated or is rated below investment grade. Such CLO vehicles generally have little to no exposure to real estate loans, mortgage loans or pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate senior loans that may be used to form the basis of a CLO vehicle. As of September 30, 2020, we held debt investments in approximately 20 different CLO structures, and equity investments in approximately 110 different CLO structures.

Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within a CLO vehicle are limited to those which, on an aggregated basis, have met established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit or industry.

An investment in our Fund carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 14. Risks and Uncertainties” carefully.

____________

1.       A CLO vehicle is formed by issuing various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally structured to absorb the CLO’s losses before any of the CLO’s debt tranches, and it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest tranche of a CLO vehicle.

Investment Outlook

Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of our control. These types of events have adversely affected and could continue to adversely affect operating results for us and for our investments in CLOs and their underlying collateral. For example, in December 2019, a novel strain of coronavirus (also known as “COVID-19”) surfaced in China and has since spread to other countries, including the United States, which has resulted in restrictions on travel and the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories in the affected jurisdictions. While several countries, as well as certain states in the United States, have begun to lift public health restrictions with the view to reopening their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Health advisors warn that recurring COVID-19 outbreaks will continue if reopening is pursued too soon or in the wrong manner, which may lead to the re-introduction or continuation of certain public health restrictions (such as instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues). Additionally, the absence of viable treatment options or a vaccine could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the United States and other major markets.

In addition to these developments having adverse consequences for us and our investments in CLOs and their underlying collateral, those investments and their collateral have been and could continue to be adversely impacted, including through quarantine measures and travel restrictions imposed on their personnel or service providers based or temporarily located in affected countries, including the United States, or any related health issues of such personnel or service providers. As the potential duration of the impact of COVID-19 is difficult to predict, the extent to which COVID-19 will negatively affect the Fund’s investments and operating results or the duration of any potential business or supply-chain disruption, is uncertain. The extent and duration of the impact to our results of operations will depend to a large extent on future developments and new information that will emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact, all of which are beyond our control.

Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. Disruptions in the U.S. capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could affect our ability to repay our indebtedness when due, limit our investment purchases, limit the Fund’s ability to grow and have a negative impact on the Fund’s operating results and the fair values of our CLO debt and CLO equity investments.

Finally, the information included in this semi-annual report on Form N-CSR and our other reports filed with the SEC includes information regarding our business, results of operations, financial condition and liquidity as of dates and for periods before the impact of the COVID 19 pandemic and related containment measures (including quarantines and governmental orders requiring the closure of certain businesses, limiting travel, requiring that individuals stay at home or shelter in place and closing borders). The historical information included in this semi-annual report on Form N-CSR and in our other reports filed with the SEC that is as of dates and for periods before the impact of the COVID-19 pandemic does not reflect the adverse impacts of the COVID-19 pandemic and related containment measures. Accordingly, investors are cautioned not to unduly rely on historical information regarding our business, results of operations, financial condition or liquidity, as that data does not reflect the adverse impact of the COVID-19 pandemic and therefore does not purport to be representative of the future results of operations, financial condition, liquidity or other financial or operating results of us, or our business.

Jonathan H. Cohen
Chief Executive Officer

This letter is intended to assist stockholders in understanding the Fund’s performance during the six months ended September 30, 2020. The views and opinions in this letter were current as of November 3, 2020. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Important Information

This report is transmitted to the stockholders of the Fund and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2020. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing risk-adjusted total return by investing in debt and equity tranches of CLO vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in the base interest rates and significant market volatility on our business, our CLO investments, our industry and the global economy. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

OXFORD LANE CAPITAL CORP.

TOP TEN HOLDINGS
AS OF SEPTEMBER 30, 2020
(Unaudited)

Investment	Maturity	Fair Value	% of Net Assets
Octagon Investment Partners 40, Ltd. – CLO subordinated notes	April 20, 2031	$32,130,000	9.43%
Elevation CLO 2020-11, Ltd. – CLO subordinated notes	April 15, 2033	$22,560,000	6.62%
Anchorage Capital CLO 5-R, Ltd. – CLO subordinated notes	January 15, 2030	$14,141,672	4.17%
Madison Park Fund XLI, Ltd. (fka: Atrium XII CLO) – CLO subordinated notes	April 22, 2027	$13,905,000	4.08%
Ares XL CLO Ltd. – CLO subordinated notes	January 15, 2029	$13,515,993	3.97%
Atrium XV – CLO subordinated notes	January 23, 2031	$13,230,000	3.88%
Ares XXXVII CLO Ltd. – CLO subordinated notes	October 15, 2030	$12,821,924	3.76%
East West Investment Management CLO 2019-1, Ltd. – CLO subordinated notes	January 20, 2033	$11,874,500	3.49%
Madison Park Funding XXIX, Ltd. – CLO subordinated notes	October 18, 2047	$11,730,000	3.44%
OZLM XIV, Ltd. – CLO subordinated notes	January 15, 2029	$10,849,754	3.18%

Portfolio Investment Breakdown as of September 30, 2020
(Excludes cash equivalents and other assets)
(Unaudited)

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)
September 30, 2020
ASSETS
Investments, at fair value (cost: $869,365,462)	$525,717,716
Cash equivalents	29,894,262
Distributions receivable	11,839,188
Deferred offering costs on common stock	562,055
Interest receivable, including accrued interest purchased	1,181,204
Prepaid expenses and other assets	63,219
Fee receivable	59,861
Total assets	569,317,505

LIABILITIES
Mandatorily redeemable preferred stock, net of unamortized deferred issuance costs and discount of $4,620,206 and $658,791, respectively (50,000,000 shares authorized, 8,531,216 shares issued and outstanding)	208,001,403
Securities purchased not settled	12,967,500
Incentive fees payable to affiliate	4,561,611
Investment advisory fee payable to affiliate	2,413,932
Accrued expenses	536,588
Accrued offering costs	12,027
Directors’ fees payable	70,000
Administrator expense payable	23,450
Interest payable	3,837
Total liabilities	228,590,348

COMMITMENTS AND CONTINGENCIES (Note 11)

NET ASSETS applicable to common stock, $0.01 par value, 450,000,000 shares authorized, 87,725,344 shares issued and outstanding	$340,727,157

NET ASSETS consist of:
Paid in capital	$772,342,464
Total distributable earnings/(accumulated losses)	(431,615,307)
Total net assets	$340,727,157
Net asset value per common share	$3.88
Market price per share	$4.40
Percentage of market price premium to net asset value per share	13.40%

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2020
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Debt Investments
Structured Finance – Debt Investments(3)(6)
Allegro CLO II-S, Ltd.
CLO secured notes – Class E, 8.09% (LIBOR + 7.82%, due October 21, 2028)	06/24/2020	$2,000,000	$1,269,098	$1,351,600

AMMC CLO XII, Ltd.
CLO secured notes – Class FR(11), 8.61% (LIBOR + 8.36%, due November 10, 2030)	07/29/2020	877,677	594,684	594,977

BlueMountain CLO 2018-1 Ltd.
CLO secured notes – Class F(11), 8.48% (LIBOR + 8.21%, due July 30, 2030)	11/18/2019	8,912,016	6,121,145	5,420,288

Cathedral Lake II, Ltd.
CLO secured notes – Class E1R(11), 7.53% (LIBOR + 7.25%, due July 16, 2029)	11/19/2019	4,500,000	3,808,484	3,297,150

CIFC Funding 2014, Ltd.
CLO secured notes – Class FR2, 8.17% (LIBOR + 7.90%, due January 18, 2031)	11/18/2019	4,000,000	3,049,833	2,867,200

Dryden XXVIII Senior Loan Fund
CLO secured notes – Class B3LR, 8.03% (LIBOR + 7.75%, due August 15, 2030)	08/07/2020	2,950,000	2,336,233	2,343,775

Elevation CLO 2020-11, Ltd.
CLO secured notes – Class E, 8.84% (LIBOR + 7.52%, due April 15, 2033)	02/21/2020	6,181,818	5,825,312	5,406,000

Longfellow Place CLO, Ltd.
CLO secured notes – Class FRR, 8.78% (LIBOR + 8.50%, due April 15, 2029)	03/26/2019	814,776	685,954	181,206

Mountain Hawk II CLO, Ltd.
CLO secured notes – Class E, 5.07% (LIBOR + 4.80%, due July 22, 2024)	03/08/2017	9,000,000	8,033,889	4,305,600

OFSI Fund VII, Ltd.
CLO secured notes – Class ER, 6.52% (LIBOR + 6.25%, due October 18, 2026)	08/17/2020	2,500,000	2,343,669	2,418,750
CLO secured notes – Class F, 5.92% (LIBOR + 5.65%, due October 18, 2026)	01/31/2020	5,200,000	4,107,557	3,762,200

OZLM VII, Ltd.
CLO secured notes – Class DR, 6.38% (LIBOR + 6.11%, due July 17, 2029)	06/18/2020	1,785,151	1,170,748	1,204,977

OZLM VIII, Ltd.
CLO secured notes – Class DRR, 6.35% (LIBOR + 6.08%, due October 17, 2029)	06/10/2020	1,000,000	801,665	796,300
CLO secured notes – Class ERR, 8.44% (LIBOR + 8.17%, due October 17, 2029)	06/11/2020	1,469,172	891,046	903,982

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2020
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Debt Investments (continued)
Structured Finance – Debt Investments(3)(6) (continued)
OZLM XIII, Ltd.
CLO secured notes – Class D, 5.72% (LIBOR + 5.45%, due July 30, 2027)	04/15/2019	$9,500,000	$8,913,014	$7,151,600
CLO secured notes – Class E, 6.77% (LIBOR + 6.50%, due July 30, 2027)	09/26/2019	2,000,000	1,542,904	1,081,200

OZLM XXII, Ltd.
CLO secured notes – Class E, 7.66% (LIBOR + 7.39%, due January 17, 2031)	01/31/2018	2,670,000	2,595,430	1,559,280

Saranac CLO VIII Ltd.
CLO secured notes – Class E, 8.37% (LIBOR + 8.12%, due February 20, 2033)	02/05/2020	4,000,000	3,732,813	3,342,400

Shackleton 2017-X CLO, Ltd.
CLO secured notes – Class E, 6.49% (LIBOR + 6.22%, due April 20, 2029)	11/07/2019	3,000,000	2,683,856	2,307,000

Thacher Park CLO, Ltd.
CLO secured notes – Class E1(11), 5.22% (LIBOR + 4.95%, due October 20, 2026)	08/18/2020	1,080,000	955,467	946,512

Venture XV, Ltd.
CLO secured notes – Class ER2(11), 7.47% (LIBOR + 7.19%, due July 15, 2032)	07/03/2019	2,250,000	2,086,829	1,293,300
Total Structured Finance – Debt Investments			$63,549,630	$52,535,297	15.42%
Total Collateralized Loan Obligation – Debt Investments			$63,549,630	$52,535,297	15.42%

Collateralized Loan Obligation – Equity Investments
Structured Finance – Equity Investments
Allegro CLO II-S, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.39%, maturity October 21, 2028)	02/06/2020	$20,800,000	$9,117,348	$6,240,000

ALM XVII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 9.24%, maturity January 15, 2028)	03/04/2019	6,500,000	3,548,405	1,670,196

AMMC CLO XI, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 14.34%, maturity April 30, 2031)	05/15/2018	2,100,000	1,275,853	840,000

AMMC CLO XII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 9.96%, maturity November 10, 2030)	05/14/2018	11,428,571	5,917,892	3,542,857

Anchorage Capital CLO 1-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 26.54%, maturity April 13, 2031)	08/13/2020	10,000,000	6,037,151	5,994,539

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2020
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Anchorage Capital CLO 4-R, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 16.32%, maturity January 28, 2031)	05/20/2019	$6,000,000	$4,770,215	$3,600,000

Anchorage Capital CLO 5-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.45%, maturity January 15, 2030)	07/16/2019	25,500,000	18,996,204	14,141,672

Anchorage Capital CLO 7, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 30.36%, maturity October 15, 2027)	06/02/2020	12,750,000	5,965,715	6,375,000

Anchorage Capital CLO 8, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 14.51%, maturity July 28, 2028)	03/18/2019	6,000,000	4,637,240	3,000,000

Anchorage Capital CLO 13, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.50%, maturity April 15, 2032)	08/24/2020	10,000,000	6,416,855	6,474,921

Apex Credit CLO 2015-II, Ltd. (fka: JFIN CLO 2015-II Ltd.)
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity October 17, 2026)	11/22/2016	5,750,000	4,452,403	632,500

Apex Credit CLO 2018 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.45%, maturity April 25, 2031)	03/14/2018	11,750,000	7,790,880	4,849,960

Apex Credit CLO 2019 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.64%, maturity April 18, 2032)	05/13/2019	16,000,000	12,431,169	8,840,227

Arch Street CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity October 20, 2028)	03/20/2019	5,250,000	2,773,087	472,500

Ares XXVII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.61%, maturity July 28, 2029)	03/06/2019	17,000,000	8,386,434	4,172,442

Ares XXXVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.28%, maturity October 15, 2030)	02/12/2019	25,000,000	16,988,143	12,821,924

Ares XL CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.17%, maturity January 15, 2029)	11/30/2017	37,433,000	20,143,362	13,515,993

Atrium XV
CLO subordinated notes(5)(7)(11), (Estimated yield 18.86%, maturity January 23, 2031)	09/17/2019	21,000,000	15,039,551	13,230,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2020
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Battalion CLO VI Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity October 17, 2026)	01/24/2018	$5,000,000	$400,486	$55,000

Battalion CLO VII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.21%, maturity July 17, 2028)	07/03/2018	26,900,000	15,363,762	7,801,000

Benefit Street Partners CLO V Ltd.
CLO preference shares(5)(7)(10), (Estimated yield 0.00%, maturity October 20, 2026)	07/27/2015	11,500,000	664,781	207,000

BlueMountain Fuji US CLO II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.57%, maturity October 20, 2030)	02/13/2020	5,000,000	3,302,437	2,650,000

BlueMountain CLO 2015-4 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 48.47%, maturity April 20, 2030)	07/22/2020	5,824,700	2,342,396	2,679,362

BlueMountain CLO 2016-3 Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 38.73%, maturity November 15, 2030)	08/18/2020	3,172,500	1,255,191	1,269,000

BlueMountain CLO 2018-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.92%, maturity July 30, 2030)	01/14/2020	13,000,000	6,980,607	4,030,000

BlueMountain CLO 2018-2 Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 31.09%, maturity August 15, 2031)	02/21/2020	6,675,000	3,501,130	2,269,500

BlueMountain CLO 2018-3 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 44.44%, maturity October 25, 2030)	06/11/2020	18,200,000	7,899,297	8,008,000

B&M CLO 2014-1 LTD
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity April 16, 2026)	10/30/2014	22,000,000	1,872,796	2,200

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 11.97%, maturity January 18, 2029)	03/19/2013	16,098,067	9,497,322	4,420,419

Carlyle Global Market Strategies CLO 2014-5, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.82%, maturity July 15, 2031)	03/27/2019	7,134,333	3,865,819	1,926,270

Cathedral Lake CLO 2013, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 5.38%, maturity October 15, 2029)	05/31/2018	6,350,000	2,661,798	1,270,000

Cathedral Lake II, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 8.55%, maturity July 16, 2029)	05/31/2018	14,862,200	8,917,578	3,418,306

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2020
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
CIFC Funding 2013-III-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.32%, maturity April 24, 2031)	03/19/2019	$4,900,000	$2,462,901	$1,813,000

CIFC Funding 2014, Ltd.
CLO income notes(5)(7), (Estimated yield 8.41%, maturity January 18, 2031)	02/01/2018	6,000,000	3,567,178	2,100,000

CIFC Funding 2014-III, Ltd.
CLO income notes(5)(7)(11), (Estimated yield 11.82%, maturity October 22, 2031)	03/06/2018	18,225,000	10,037,379	6,743,250

East West Investment Management CLO 2019-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.95%, maturity January 20, 2033)	11/20/2019	13,970,000	12,314,607	11,874,500

Elevation CLO 2015-4, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.22%, maturity April 18, 2027)	09/05/2019	19,350,000	7,203,962	3,676,500

Elevation CLO 2020-11, Ltd.
CLO subordinated notes(4)(5)(7)(9)(11), (Estimated yield 25.49%, maturity April 15, 2033)	02/21/2020	24,000,000	22,496,225	22,560,000

Halcyon Loan Advisors Funding 2018-1 Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 10.82%, maturity July 20, 2031)	05/11/2018	7,750,000	6,615,248	3,875,000

Highbridge Loan Management 3-2014, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 49.35%, maturity July 18, 2029)	06/19/2020	3,000,000	929,417	750,000

ICG US CLO 2016-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 29, 2028)	02/01/2018	4,750,000	3,883,519	1,579,945

Jamestown CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 15, 2026)	11/16/2017	9,500,000	2,446,315	95,000

KVK CLO 2013-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 44.93%, maturity January 14, 2028)	09/22/2020	1,450,000	285,150	282,025

Longfellow Place CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity April 15, 2029)	01/11/2018	19,640,000	7,192,061	392,800

Madison Park Funding XIII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 26.43%, maturity April 19, 2030)	09/17/2019	20,000,000	10,549,447	8,600,000

Madison Park Funding XV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.49%, maturity January 27, 2026)	03/07/2019	12,050,000	4,979,896	2,916,100

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2020
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Madison Park Funding XVII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 26.95%, maturity July 21, 2030)	01/07/2020	$5,000,000	$2,441,584	$2,250,000

Madison Park Funding XX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 30.07%, maturity July 27, 2030)	07/30/2020	3,500,000	2,008,343	2,135,000

Madison Park Funding XXII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 22.01%, maturity January 15, 2033)	06/25/2019	15,000,000	11,125,249	10,200,000

Madison Park Funding XXIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 6.69%, maturity October 20, 2029)	03/28/2019	3,568,750	2,457,478	1,570,250

Madison Park Funding XXIX, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 18.24%, maturity October 18, 2047)	09/28/2018	17,000,000	14,436,303	11,730,000

Madison Park Funding XXX, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 16.50%, maturity April 15, 2047)	02/23/2018	17,550,000	14,385,233	9,977,088

Madison Park Funding XXXII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 21.99%, maturity January 22, 2048)	10/08/2019	12,250,000	8,798,907	8,207,500

Madison Park Fund XLI, Ltd. (fka: Atrium XII CLO)
CLO subordinated notes(5)(7), (Estimated yield 19.49%, maturity April 22, 2027)	10/08/2015	34,762,500	19,669,920	13,905,000

Marble Point CLO XI Ltd.
CLO income notes(5)(7), (Estimated yield 11.69%, maturity December 18, 2047)	05/07/2019	8,500,000	5,522,246	2,890,000

Midocean Credit CLO III
CLO income notes(5)(7), (Estimated yield 5.36%, maturity April 21, 2031)	04/24/2019	16,650,000	7,356,303	832,500

Midocean Credit CLO VI
CLO income notes(5)(7), (Estimated yield 0.00%, maturity January 20, 2029)	11/08/2016	29,700,000	24,376,369	9,801,000

Mountain Hawk II CLO, Ltd.
CLO secured notes(5)(7), (Estimated yield 0.00%, maturity July 20, 2024)	11/15/2013	25,670,000	3,298,925	2,567

Mountain View CLO 2014-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity October 15, 2026)	08/08/2018	15,000,000	2,506,803	1,500

Mountain View CLO 2017-2 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity January 16, 2031)	07/27/2020	5,000,000	2,304,931	2,450,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2020
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Nassau 2017-II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 7.21%, maturity January 15, 2030)	09/17/2019	$24,400,000	$15,406,770	$5,856,000

NorthWoods Capital XII-B, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 29.55%, maturity June 15, 2031)	02/06/2020	10,000,000	6,531,588	4,700,000

NorthWoods Capital XIV-B, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 31.78%, maturity November 13, 2031)	12/18/2019	4,250,000	2,639,559	1,870,000

Ocean Trails CLO VI
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 15, 2028)	10/30/2018	4,000,000	3,328,321	1,395,751

Octagon Investment Partners XXII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.49%, maturity November 25, 2025)	06/07/2018	13,000,000	6,657,167	4,680,000

Octagon Investment Partners 29, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 23.31%, maturity January 24, 2033)	08/24/2020	7,300,000	5,028,403	5,110,000

Octagon Investment Partners 40, Ltd.
CLO subordinated notes(4)(5)(7), (Estimated yield 18.44%, maturity April 20, 2031)	02/14/2019	47,250,000	41,195,193	32,130,000

Octagon Loan Funding, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.73%, maturity November 18, 2031)	02/28/2019	1,774,526	980,777	674,320

OFSI Fund VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity October 18, 2026)	08/05/2014	28,840,000	14,631,335	2,018,800

OFSI BSL VIII, Ltd.
CLO preferred shares(5)(7), (Estimated yield 14.42%, maturity August 16, 2029)	04/26/2019	8,500,000	6,072,719	3,145,000

OFSI BSL IX, Ltd.
CLO preferred shares(5)(7)(11), (Estimated yield 15.76%, maturity July 31, 2118)	06/21/2018	11,480,000	9,903,800	6,199,200

OHA Loan Funding 2012-1, Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity January 23, 2025)	04/03/2019	7,400,000	24,417	495,800

OZLM Funding III, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 7.61%, maturity January 22, 2029)	08/24/2018	12,000,000	7,354,909	2,640,000

OZLM VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 37.25%, maturity July 17, 2029)	01/29/2020	21,891,673	4,913,074	1,751,334

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2020
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
OZLM VIII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity October 17, 2029)	01/18/2019	$10,000,000	$3,470,367	$1,300,000

OZLM XIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 30, 2027)	03/19/2018	23,000,000	11,042,059	2,300,000

OZLM XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.22%, maturity January 15, 2029)	12/07/2015	36,920,000	21,404,689	10,849,754

OZLM XVIII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 59.28%, maturity April 15, 2031)	06/10/2020	3,500,000	1,287,399	1,856,310

Parallel 2018-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 44.79%, maturity April 20, 2031)	06/25/2020	1,500,000	570,271	630,000

Park Avenue Institutional Advisers CLO Ltd 2018-1
CLO subordinated notes(5)(7), (Estimated yield 20.19%, maturity October 20, 2031)	10/11/2019	6,000,000	4,663,261	3,300,000

Rockford Tower CLO 2019-2, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.19%, maturity August 20, 2032)	09/11/2020	5,000,000	3,362,185	3,350,000

Seneca Park CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity July 17, 2026)	04/23/2019	6,000,000	793,610	60,000

Shackleton 2013-IV-R CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.72%, maturity April 13, 2031)	08/14/2018	24,500,000	11,577,306	6,185,288

Shackleton 2014-V-R CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 24.61%, maturity May 07, 2031)	09/17/2019	19,500,000	11,081,416	8,775,000

Sound Point CLO II, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 40.47%, maturity January 26, 2031)	06/16/2020	2,750,000	839,491	770,000

Sound Point CLO VI-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.47%, maturity October 20, 2031)	05/01/2018	24,656,983	9,634,397	4,438,257

Sound Point CLO XXII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.24%, maturity January 20, 2032)	09/19/2019	4,880,000	3,355,996	2,293,600

Symphony CLO XVIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.74%, maturity January 23, 2028)	01/23/2020	25,000,000	11,668,095	8,250,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2020
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Telos CLO 2013-3, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity July 17, 2026)	01/25/2013	$14,332,210	$6,296,614	$1,433

Telos CLO 2013-4, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity January 17, 2030)	07/11/2013	14,350,000	7,120,863	1,064,936

Telos CLO 2014-6, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity January 17, 2027)	11/08/2017	21,400,000	9,166,640	2,140

Thacher Park CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 13.99%, maturity October 20, 2026)	04/23/2019	4,500,000	1,240,740	405,000

THL Credit Wind River 2015-1 CLO Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 16.97%, maturity October 20, 2030)	06/12/2019	1,300,000	806,801	559,000

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity April 18, 2029)	02/02/2017	12,000,000	8,952,760	4,920,000

THL Credit Wind River 2017-4 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.78%, maturity November 20, 2030)	10/30/2018	7,000,000	5,919,580	5,040,000

Tralee CLO II, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 20, 2029)	06/06/2018	6,300,000	2,151,851	315,000

Tralee CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity January 20, 2030)	12/21/2017	13,270,000	10,640,413	3,184,800

Trinitas CLO VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.33%, maturity January 25, 2031)	09/18/2019	2,000,000	1,158,132	920,000

Trinitas CLO VIII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 25.30%, maturity July 20, 2117)	03/12/2019	8,050,000	5,652,887	4,669,000

Venture XIV CLO, Limited
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity August 28, 2029)	09/12/2017	9,250,000	4,538,646	1,480,000

Venture XV CLO, Limited
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity July 15, 2032)	01/31/2018	9,450,126	5,632,551	1,417,519

Venture XVII CLO, Limited
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity April 15, 2027)	01/09/2017	17,000,000	10,120,935	1,251,980

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2020
(Unaudited)

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)		PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Venture XX CLO, Limited
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity April 15, 2027)	07/27/2018		$6,000,000	$2,437,326	$300,000

Venture XXI CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 15, 2027)	08/16/2017		30,000,000	16,329,149	2,100,000

Venture XXV CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 47.59%, maturity April 20, 2029)	09/25/2020		12,500,000	3,448,401	3,421,625

Venture 32 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 11.36%, maturity July 18, 2031)	02/20/2019		3,500,000	3,019,006	1,645,000

Venture 37 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 16.99%, maturity July 15, 2032)	05/28/2019		7,000,000	5,900,092	3,920,000

Vibrant CLO III, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 31.59%, maturity October 20, 2031)	02/05/2019		26,250,000	9,497,739	6,465,375

Wellfleet 2016-2 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity October 20, 2028)	09/28/2016		10,000,000	7,786,794	2,400,000

West CLO 2014-1, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity July 18, 2026)	11/16/2018		20,250,000	8,435,757	3,037,500

Zais CLO 8, Limited
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity April 15, 2029)	02/23/2018		3,000,000	2,117,862	390,000

Zais CLO 9, Limited
CLO subordinated notes(5)(7), (Estimated yield 0.00%, maturity July 20, 2031)	06/19/2018		10,700,000	8,788,288	1,926,000

Other CLO equity related investments
CLO other(8)	Various	(16)		372,225	1,690,384
Total Structured Finance – Equity Investments				$805,815,832	$473,182,419	138.87%
Total Collateralized Loan Obligation – Equity Investments				$805,815,832	$473,182,419	138.87%
Total Investments				$869,365,462	$525,717,716	154.29%

Cash Equivalents
First American Government Obligations Fund(12)				$29,894,262	$29,894,262
Total Cash Equivalents				$29,894,262	$29,894,262	8.77%

Total Investments and Cash Equivalents				$899,259,724	$555,611,978	163.06%

____________

(1)      We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2020
(Unaudited)

(2)      Fair value is determined in good faith by the Board of Directors of the Fund.

(3)      Cost reflects accretion of original issue discount or market discount.

(4)      Investment represents greater than 5% of net assets.

(5)      Cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(6)      The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of September 30, 2020.

(7)      The CLO subordinated notes, preferred shares and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(8)      Fair value represents discounted cash flows associated with fees earned from CLO equity investments

(9)      Investment has not made inaugural distribution for relevant period end. See “Note 3. Summary of Significant Accounting Policies — Investment Income.”

(10)    The CLO equity investment was optionally redeemed. See “Note 3. Summary of Significant Accounting Policies — Securities Transactions.”

(11)    Investment is co-invested with the Fund’s affiliates. See “Note 5. Related Party Transactions.”

(12)    Represents cash equivalents held in a money market account as of September 30, 2020.

(13)    The fair value of the investment was determined using significant unobservable inputs. See “Note 4. Fair Value.”

(14)    The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Unless otherwise noted, all of the Fund’s investments are deemed to be “restricted securities” under the Securities Act.

(15)    Acquisition date represents the initial date of purchase.

(16)    Acquisition date includes multiple investments purchased from August 2014 through September 2020.

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS
(Unaudited)

Six Months Ended September 30, 2020
INVESTMENT INCOME
Income from securitization vehicles and investments	$55,732,678
Interest income – debt investments	3,411,547
Other income	668,214
Total investment income	59,812,439
EXPENSES
Interest expense	8,158,961
Investment advisory fees	4,949,503
Incentive fees	8,969,177
Professional fees	589,472
Administrator expense	337,327
General and administrative	572,079
Directors’ fees	179,000
Insurance expense	75,522
Transfer agent and custodian fees	104,690
Total expenses	23,935,731
Net investment income	35,876,708
Net change in unrealized appreciation on investments	96,544,636
Net realized gain on the redemption of mandatorily redeemable preferred stock	389,386
Net realized loss on investments	(60,843,803)
Net realized loss and net change in unrealized appreciation	36,090,219
Net increase in net assets resulting from operations	$71,966,927

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS

	(Unaudited) Six Months Ended September 30, 2020	Year Ended March 31, 2020
Increase (Decrease) in net assets from operations:
Net investment income	$35,876,708	$72,938,948
Net realized losses on investments	(60,843,803)	(4,663,231)
Net realized gains (losses) on the redemption of mandatorily redeemable preferred stock	389,386	(1,491,359)
Net change in unrealized appreciation (depreciation) on investments	96,544,636	(357,917,071)
Net increase (decrease) in net assets resulting from operations	71,966,927	(291,132,713)
Distributions of net investment income	(42,508,895)	(58,147,135)
Distributions of return of capital	(6,351,904)	(37,316,428)
Total distributions to stockholders	(48,860,799)	(95,463,563)

Capital share transactions:
Issuance of common stock (net of underwriting fees and offering costs of $889,099 and $3,973,158, respectively)	42,594,385	290,082,225
Reinvestment of distributions	6,238,275	11,470,330
Net increase in net assets from capital share transactions	48,832,660	301,552,555

Total increase (decrease) in net assets	71,938,788	(85,043,721)
Net assets at beginning of year	268,788,369	353,832,090

Net assets at end of year	$340,727,157	$268,788,369

Capital share activity:
Shares issued	10,964,515	31,131,899
Shares issued from distribution reinvestment plan	1,577,676	1,503,453
Net increase in capital share activity	12,542,191	32,635,352

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS
(Unaudited)

Six Months Ended September 30, 2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$71,966,927
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Accretion of discounts on investments	(636,216)
Amortization of deferred issuance costs on mandatorily redeemable preferred stock	498,670
Accelerated deferred costs from repurchase of mandatorily redeemable preferred stock	576,110
Accretion of discount on mandatorily redeemable preferred stock	120,727
Amortization of deferred offering costs on common stock	269,884
Non-cash interest income due to PIK	(464,296)
Purchases of investments	(76,332,788)
Sales of investments	105,455,145
Net change in unrealized appreciation on investments	(96,544,636)
Expired deferred offering costs	54,653
Net realized loss on investments	60,843,803
Net realized gains on the redemption of mandatorily redeemable preferred stock	(389,386)
Net reductions to CLO equity cost	3,409,416
Increase in distributions receivable	(1,684,856)
Decrease in fee receivable	645
Increase in interest receivable	(247,145)
Decrease in prepaid expenses and other assets	136,265
Decrease in investment advisory fee payable	(735,613)
Decrease in incentive fee payable	(534,518)
Decrease in interest payable	(9,794)
Decrease in administrator expense payable	(18,011)
Decrease in accrued offering costs	(98,234)
Increase in accrued expenses	147,425
Net cash provided by operating activities	65,784,177

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of distribution reinvestment plan of $6,238,275)	(42,622,524)
Proceeds from the issuance of common stock	43,483,484
Underwriting fees and offering costs for the issuance of common stock	(889,099)
Deferred offering costs	(340,226)
Repurchase of mandatorily redeemable preferred stock	(6,955,000)
Deferred issuance costs for the issuance of preferred stock	(10,639)
Repayment of borrowings related to securities sold under agreement to repurchase	(40,218,481)
Net cash used in financing activities	(47,552,485)

Net increase in cash and cash equivalents	18,231,692
Cash and cash equivalents, beginning of period	11,662,570
Cash and cash equivalents, end of period	$29,894,262

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$7,549,358

NON-CASH ACTIVITIES
Value of shares issued in connection with dividend reinvestment plan	$6,238,275
Cost of securities purchased not settled	$12,967,500
Non-cash interest income due to PIK	$464,296

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim financial statements of Oxford Lane Capital Corp. (“OXLC,” “we,” “us,” “our,” or the “Fund”) are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form N-CSR. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for the fair statement of financial results for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Fund’s Form N-CSR for the year ended March 31, 2020, as filed with the Securities and Exchange Commission (“SEC”).

NOTE 2. ORGANIZATION

OXLC was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a non-diversified closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return, and it currently seeks to achieve its investment objective by investing in structured finance investments, specifically the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles, which are collateralized primarily by a diverse portfolio of senior secured loans made to companies whose debt is unrated or is rated below investment grade (the “Senior Loans”). Such CLO vehicles generally have very little or no exposure to real estate loans, or mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. OXLC’s investment activities are managed by Oxford Lane Management, LLC (“OXLC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act.”) Oxford Funds, LLC (“Oxford Funds”), is the managing member of OXLC Management and serves as the administrator of OXLC. Under the investment advisory agreement with OXLC Management (the “Investment Advisory Agreement”), OXLC has agreed to pay OXLC Management an annual base management fee based on gross assets as well as an incentive fee based on its performance. For further detail please refer to “Note 5. Related Party Transactions.”

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements, which have been prepared in accordance with GAAP, include the accounts of the Fund. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Certain prior period figures have been reclassified from those originally published on Form N-CSR to conform to the current period presentation for comparative purposes. The Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

CASH EQUIVALENTS

Cash equivalents consist of demand deposits and cash held in a money market fund which contain investments with original maturities of three months or less. The Fund places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included on the Fund’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value.

INVESTMENT VALUATION

The Fund determines the fair values of its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement. Estimates made in the preparation of OXLC’s financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes. OXLC is required to specifically fair value each individual investment on a quarterly basis.

ASC 820-10 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an ongoing basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired debt and equity positions in CLO investment vehicles. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In periods of illiquidity and volatility, the Fund may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios, instead of the Fund’s generated valuation yields. OXLC Management or the Fund’s board of directors (the “Board of Directors”) may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments, including, but not limited to, when requested by the Board of Directors or OXLC Management. If a third-party valuation firm is engaged by the Fund, it will provide the Board of Directors with a written report with respect to each investment it has reviewed. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Securities Sold Under Agreement to Repurchase

The Fund may enter into an agreement whereby it sells securities to be repurchased at an agreed-upon price and date. Under this agreement, the Fund would account for this transaction as a collateralized financing transaction which is recorded at the contracted repurchase amount plus interest. The Fund’s securities sold under the agreement to repurchase are carried at cost. Refer to “Note 9. Borrowings Related to Securities Sold Under Agreement to Repurchase” for further details.

SHARE REPURCHASES

From time to time, the Board of Directors may authorize a share repurchase program under which shares of the Fund’s common stock are purchased in open market transactions. Since the Fund is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date. There was no share repurchase program authorized on the Fund’s common stock for the six months ended September 30, 2020.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 8. Mandatorily Redeemable Preferred Stock” for further details.

PREPAID EXPENSES AND OTHER ASSETS

Prepaid expenses and other assets generally consists primarily of insurance costs.

INVESTMENT INCOME

Income from securitization vehicles and investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40 Beneficial Interests in Securitized Financial Assets, based upon estimated cash flows, their expected timing, and expected redemption, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in certain securitization vehicles (or “CLO warehouse facilities”) based on a stated rate per the underlying note purchase agreement or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of September 30, 2020, the Fund had no non-accrual investments in its portfolio.

Interest income also includes a payment-in-kind (“PIK”) provision on certain investments in the Fund’s portfolio. Refer to the section below, “Payment-In-Kind,” for a description of the PIK provision and its impact on interest income.

Payment-In-Kind

The Fund has debt investments in its portfolio which contain a contractual PIK provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest is computed at the contractual rate and is accrued into income and recorded as interest income. The PIK amounts is added to the principal balance on the capitalization date. Upon capitalization, the PIK component is subject to the fair value estimates associated with their related investments. At the point the Fund believes PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed from the related receivable through interest income. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are based upon a percentage of the collateral manager’s fees and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

expected to be taken in the Fund’s fiscal 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S Federal and Connecticut State. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions

Our distribution policy is based upon our estimate of our taxable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis. Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to stockholders annually. Distributions to stockholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the stockholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification. An optional redemption (“optionally redeemed”) feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt. Distributions received on CLO equity investments where the optional redemption feature has been exercised are first applied to the remaining cost basis until it is reduced to zero, after which distributions are recorded as realized gains.

DEFERRED OFFERING COSTS ON COMMON STOCK

Deferred offering costs on common stock consist of fees and expenses incurred in connection with the registration and public offer and sale of the Fund’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued. Deferred costs are periodically reviewed and expensed if the related registration statement is no longer active or if the offering is unsuccessful.

DEFERRED ISSUANCE COSTS ON MANDATORILY REDEEMABLE PREFERRED STOCK

Deferred issuance costs on mandatorily redeemable preferred stock consist of fees and expenses incurred in connection with the closing of preferred stock offerings and are capitalized at the time of payment. These costs are amortized using the straight-line method over the term of the respective preferred stock series. This amortization expense is included in interest expense in the Fund’s financial statements. Upon early termination of preferred stock, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on redemption of mandatorily redeemable preferred stock on the Fund’s Statement of Operations. Deferred issuance costs are presented on the Statement of Assets and Liabilities as a direct deduction from the related series of mandatorily redeemable preferred stock.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 4. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at September 30, 2020, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
CLO debt	$—	$—	$52.5	$52.5
CLO equity	—	—	471.5	471.5
Other CLO equity related investments	—	—	1.7	1.7
Total investments at fair value	—	—	525.7	525.7
Cash equivalents	29.9	—	—	29.9
Total assets at fair value	$29.9	$—	$525.7	$555.6

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried at fair value as of September 30, 2020 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series 2023 Term Preferred Shares(1)	$55.8	$57.1	$—	$57.1	$—
Series 2024 Term Preferred Shares(1)	66.9	65.4	—	65.4	—
Series 2027 Term Preferred Shares(1)	85.3	81.4	—	81.4	—
Total	$208.0	$203.9	$—	$203.9	$—

____________

(1)      On May 21, 2020, the Fund authorized a program for the purpose of repurchasing up to $40 million worth of the outstanding shares of the Fund’s 7.50% Series 2023 Term Preferred Stock, 6.75% Series 2024 Term Preferred Stock and 6.25% Series 2027 Term Preferred Stock.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 4. FAIR VALUE (cont.)

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of September 30, 2020. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2020	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(3)	Impact to Valuation from an Increase in Input(4)
	($ in millions)
CLO debt	$52.5	Market Quotes	NBIB(1)	22.2% – 96.8% / 69.4	NA

CLO equity	457.8	Market Quotes	NBIB(1)	0.0% – 94.0% / 33.2%	NA
	12.9	Recent Transaction	Actual trade(5)	15.0% – 41.3% / 27.3%	NA
	0.8	Liquidation Net Asset Value(6)	NBIB(1)	1.1% – 6.7% / 3.2%	NA
Other CLO equity related investments	1.7	Discounted cash flow(2)	Discount rate(2)	6.4% – 36.0% / 23.3%	Decrease
Total Fair Value for Level 3 Investments	$525.7

____________

(1)      The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.

(2)      The Fund will calculate the fair value of CLO equity side letters based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle.

(3)      Weighted averages are calculated based on fair value of investments.

(4)      The impact on fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in discount rate, in isolation, would result in a decrease in a fair value measurement. Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

(5)      Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Board of Directors.

(6)      The fair value of those CLO equity positions which have been optionally redeemed are generally valued using a liquidation net asset value basis which represents the estimated expected residual value of the CLO as of the end of the period.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 4. FAIR VALUE (cont.)

A reconciliation of the fair value of investments for the six months ended September 30, 2020, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Other CLO Equity Related Investments	Total
Balance at March 31, 2020	$38.3	$468.1	$2.0	$508.4
Realized losses included in earnings	(2.0)	(58.8)	—	(60.8)
Unrealized appreciation included in earnings	10.9	86.0	(0.4)	96.5
Accretion of discounts	0.6	—	—	0.6
Purchases	15.1	74.1	0.1	89.3
Sales	(10.9)	(94.5)	—	(105.4)
Reductions to CLO equity cost value(1)	—	(3.4)	—	(3.4)
Payment in Kind income	0.5	—	—	0.5
Transfers in and/or out of level 3	—	—	—	—
Balance at September 30, 2020	$52.5	$471.5	$1.7	$525.7
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(11.0)	$(333.9)	$1.3	$(343.6)

____________

(1)      Reduction to cost value on OXLC’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the six months ended September 30, 2020, of approximately $59.1 million and the effective yield interest income of approximately $55.7 million.

There were no transfers in or out of Level 3 during the six months ended September 30, 2020.

NOTE 5. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into the Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Advisers Act. Oxford Funds is the managing member of OXLC Management and serves as the administrator of OXLC.

Effective September 9, 2010, the Fund entered into an agreement (“Administration Agreement”) with Oxford Funds to serve as its administrator. Under the Administration Agreement, Oxford Funds performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for preparation of the reports to the Fund’s stockholders.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee (or “Investment Advisory Fee”) and an incentive fee.

The Investment Advisory Fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the investment advisory fee is payable quarterly in arrears. The investment advisory fee is calculated based on the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Investment advisory fees for any partial month or quarter will be appropriately

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

pro-rated. For the six months ended September 30, 2020, the Fund recognized an investment advisory fee expense of approximately $5.0 million. At September 30, 2020, the Fund had an investment advisory fee payable of approximately $2.4 million.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means income from securitization vehicles and investments, interest income from debt investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Advisory Fee, expenses payable under the Administration Agreement to Oxford Funds, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that OXLC has not yet received in cash, such as the amount of any market discount it may accrete on debt instruments purchased below par value. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing its pre-incentive net investment income by its reported net assets as of the prior period end. OXLC’s pre-incentive fee net investment income used to calculate the incentive fee is also included in the amount of its gross assets used to calculate the 2.00% Investment Advisory Fee. The Fund pays OXLC Management an incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

•        No incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•        100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up”. The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and

•        20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the six months ended September 30, 2020, the Fund recognized incentive fee expense of approximately $9.0 million. At September 30, 2020, the Fund had an incentive fee payable of approximately $4.6 million.

Oxford Funds assists the Fund in determining and publishing the Fund’s net asset value, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of Oxford Funds’ overhead in performing its obligations under the Administration Agreement, including rent, and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. Other expenses that are paid by the Fund include legal, compliance, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The Administration Agreement may be terminated by either party without penalty

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

upon 60 days’ written notice to the other party. The costs associated with the functions performed by OXLC’s chief compliance officer are paid indirectly by the Fund pursuant to the terms of an agreement between the Fund and Alaric Compliance Services, LLC.

Independent directors receive an annual fee of $90,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, owned, directly or indirectly, an aggregate 0.9% of the common stock of the Fund at September 30, 2020.

Co-Investment Exemptive Relief

On June 14, 2017, the Securities and Exchange Commission (the “SEC”) issued an order permitting OXLC and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, OXLC and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is OXLC’s investment adviser or an investment adviser controlling, controlled by, or under common control with OXLC’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing OXLC’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, OXLC is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to OXLC and its stockholders and do not involve overreaching in respect of OXLC or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of OXLC’s stockholders and is consistent with OXLC’s then-current investment objective and strategies.

NOTE 6. CONCENTRATION OF CREDIT RISK

The Fund places its cash in an overnight money market account and, at times, cash and cash equivalents may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations if those sectors experience a market downturn.

NOTE 7. DISTRIBUTIONS

For the six months ended September 30, 2020, the Fund declared and paid distributions on common stock of $0.6075 per share, or $48,860,799. The Fund declared and paid distributions on common stock of $1.62 per share, or $95,463,563 for the year ended March 31, 2020. The tax character of distributions paid for the six months ended September 30, 2020 represented, on an estimated basis, $42,508,895 million from ordinary income and $6,351,904 million from tax return of capital. For the year ended March 31, 2020, the amounts and sources of distributions reported are only estimates. The tax character of distributions paid for the year ended March 31, 2020 represented, on an estimated basis, $58,147,135 from ordinary income and $37,316,428 from tax return of capital. The ultimate tax character of distributions is unknown until our tax return is filed. For the six months ended

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 7. DISTRIBUTIONS (cont.)

September 30, 2020 and for the year ended March 31, 2020 the Fund also declared and paid dividends on preferred stock of $7,276,572 and $12,046,376, respectively. The tax character of distributions paid on preferred stock represented ordinary income.

For the fiscal year ended March 31, 2020, the Fund had available $44,137,294 of long-term capital losses, which can be used to offset future capital gains. For the fiscal year ended March 31, 2020, the Fund did not utilize its capital loss carryforward. Under the current law, capital losses related to securities realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2020, the Fund had no losses to defer.

As of March 31, 2020, the estimated components of distributable earnings (accumulated losses) on a tax basis were as follows:

Distributable ordinary income	$—
Distributable long-term capital gains (capital loss carry forward)	(44,137,294)
Unrealized depreciation on investments*	410,578,390
Other timing differences	(5,750)

____________

*        The difference between book basis and tax basis unrealized gains/(losses) is due to the Fund’s CLO equity investments.

As of March 31, 2020, the effect of permanent “book/tax” reclassifications resulted in the following increase/(decrease) to the components of net assets:

Accumulated Net Investment Income	$5,749,840
Accumulated Capital Gain	8,492,814
Paid-In-Capital	(14,242,654)

These differences are primarily due to the CLO equity investments, prior year adjustments, and acceleration of unamortized deferred issuance costs on mandatorily redeemable preferred stock.

As of September 30, 2020, the aggregate gross unrealized appreciation for tax purposes was $14,505,825, and aggregate gross unrealized depreciation was $318,920,638. For tax purposes, the cost basis of the portfolio investments at September 30, 2020 was $830,132,529.

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund has authorized 50 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 8,531,216 shares issued and outstanding at September 30, 2020. Since 2012 and through March 10, 2020, the Fund completed underwritten public offerings of its 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”); 6.75% Series 2024 Term Preferred Shares (the “Series 2024 Shares”); and 6.25% Series 2027 Term Preferred Shares (the “Series 2027 Shares”), collectively the “Term Preferred Shares” or “Term Shares”. The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Shares without the prior unanimous vote or consent of the holders of such Term Shares. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Shares. The Fund, with the authorization by the Board of Directors, may repurchase any of the Term Preferred Shares from time to time in the open market and effectively extinguish the debt. As of September 30, 2020, there were no accumulated but unpaid dividends on our Term Preferred Shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

On February 11, 2020, the Fund completed an underwritten public offering of 3,500,000 shares of its newly designated Series 2027 Shares at a public offering price of $25 per share, raising approximately $87.5 million in gross proceeds. The Fund also granted the underwriters a 30-day over-allotment option to purchase additional shares of its Series 2027 Shares on the same terms and conditions to cover over-allotments, if any. On March 10, 2020, under this 30-day over-allotment option, the Fund issued 164,000 shares, raising $4.1 million in gross proceeds. The Series 2027 Shares are listed on the NASDAQ Global Select Market and trade under the symbol “OXLCP”.

On March 12, 2020 (the “Redemption Date”), the Fund redeemed 1,200,000 of the issued and outstanding shares of the Fund’s Series 2023 Shares for a redemption price of $25 per share plus $0.0573 in accrued but unpaid dividends per Share to the Redemption Date, for an aggregate redemption price of $25.0573 per share. In connection with the March 12, 2020 redemption, the Fund incurred losses of approximately $1.5 million, which consisted of accelerated deferred issuance costs and accelerated original issue discount. These accelerated costs are recorded within net realized loss on the redemption of mandatorily redeemable preferred stock in the Statement of Operations.

On May 21, 2020, the Fund’s Board of Directors authorized a program for the purpose of repurchasing up to $40 million worth of the outstanding shares of the Fund’s 7.50% Series 2023 Term Preferred Stock, 6.75% Series 2024 Term Preferred Stock and 6.25% Series 2027 Term Preferred Stock. During the six months ended September 30, 2020, the Fund repurchased 134,606 shares of 7.50% Series 2023 Term Preferred Stock for a total of approximately $3.2 million, 4,400 shares of 6.75% Series 2024 Term Preferred Stock for a total of approximately $0.1 million, and 139,194 shares of 6.25% Series 2027 Term Preferred Stock, for a total of approximately $3.1 million.

The Fund’s Term Preferred Share activity for the six months ended September 30, 2020, was as follows:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Series 2027 Term Preferred Shares	Total
Shares outstanding at March 31, 2020	2,416,001	2,729,415	3,664,000	8,809,416
Shares issued	—	—	—	—
Shares repurchased(1)	(134,606)	(4,400)	(139,194)	(278,200)
Shares outstanding at September 30, 2020	2,281,395	2,725,015	3,524,806	8,531,216

____________

(1)      On May 21, 2020, the Fund authorized a program for the purpose of repurchasing up to $40 million worth of the outstanding shares of the Fund’s 7.50% Series 2023 Term Preferred Stock, 6.75% Series 2024 Term Preferred Stock and 6.25% Series 2027 Term Preferred Stock.

The Fund’s Term Preferred Share balances as of September 30, 2020, were as follows:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Series 2027 Term Preferred Shares	Total
Principal value	$57,034,875	$68,125,375	$88,120,150	$213,280,400
Deferred issuance cost	(605,944)	(1,249,273)	(2,764,989)	(4,620,206)
Discount	(658,791)	—	—	(658,791)
Carrying value	$55,770,140	$66,876,102	$85,355,161	$208,001,403
Fair value(1)	$57,103,317	$65,427,610	$81,387,771	$203,918,698
Fair value price per share(1)	$25.03	$24.01	$23.09

____________

(1)      Represents the September 30, 2020 closing market price per share of each respective series of Term Preferred Shares on the NASDAQ Global Select Market.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 8. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

The terms of the Fund’s Term Preferred Share offerings are as set forth in the table below:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Series 2027 Term Preferred Shares
Offering price per share	$25.00	$25.00	$25.00
Term redemption date	June 30, 2023	June 30, 2024	February 28, 2027
Term redemption price per share	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2016	June 30, 2020	February 28, 2023
Stated interest rate	7.50%	6.75%	6.25%

The Fund’s Term Preferred Shares had no accrued interest payable at September 30, 2020. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Shares. As of September 30, 2020, OXLC had a deferred debt issuance cost balance of approximately $4.6 million related to the issuance of the Term Preferred Shares. Aggregate net discount on the Series 2023 Shares at the time of issuance totaled approximately $5.3 million. As of September 30, 2020, OXLC had an unamortized discount balance of approximately $0.7 million. These amounts are amortized and are included in interest expense in the Statement of Operations over the term of the respective shares.

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Term Preferred Shares for six months ended September 30, 2020:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Series 2027 Term Preferred Shares	Total
Stated interest expense(1)	$2,181,862	$2,300,989	$2,793,720	$7,276,572
Amortization of deferred issuance costs	112,698	167,112	218,860	498,670
Discount expense	120,726	—	—	120,726
Total interest expense	$2,415,286	$2,468,101	$3,012,580	$7,895,968
Effective interest rate(2)	8.47%	7.25%	6.84%	7.52%
Cash paid for interest	$2,181,862	$2,300,989	$2,793,720	$7,276,571

____________

(1)      Stated interest is composed of distributions declared and paid of approximately $7.3 million for the six months ended September 30, 2020.

(2)      Represents the weighted average effective rate for each respective series of Term Preferred Shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 9. BORROWINGS RELATED TO SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE

On January 2, 2018, the Fund entered into a Master Repurchase Agreement (“MRA”) with Nomura Securities International, Inc. (“Nomura”). Pursuant to the MRA and a transaction confirmation, the Fund entered into a repurchase transaction (the “Repo”) with Nomura pursuant to which the Fund sold CLO securities to Nomura with a market value of approximately $106.2 million, at January 2, 2018, for a purchase price of approximately $42.5 million. At the end of the Repo term, the Fund is obligated to repurchase those securities from Nomura, and Nomura is obligated to sell the securities to the Fund, for the original purchase price of $42.5 million plus accrued but unpaid funding costs. The Repo had a nine-month term, from trade date, that may be extended by mutual agreement. The Repo has a funding cost of 3-month LIBOR plus 3.15 percent per annum, which may be adjusted in the event of an extension of the Repo term. On October 11, 2018, the MRA was amended and restated to extend the Repo term. Under this agreement, the term of the Repo was extended until July 2, 2019. On May 1, 2019, the Fund amended the Repo with Nomura to (i) extend the maturity date of the Repo from July 2, 2019 to January 2, 2020, and (ii) reduce the funding cost of the Repo from 3-month LIBOR plus 3.15% per annum to 3-month LIBOR plus 2.90% per annum effective as of July 2, 2019. The Repo was partially paid down on May 15, 2019 from $42,493,500 to $35,000,000. The partial pay down on May 15, 2019 occurred with the Fund purchasing the securities within the Repo from Nomura at a price of $42,493,500 and selling the same securities to Nomura at a price of $35,000,000, the net effect being a $7,493,500 pay down of the Repo. On August 15, 2019, the Nomura Agreement was amended to extend the maturity date of the Repo from January 2, 2020 to April 2, 2020. On November 4, 2019, in light of market conditions, the Fund elected to post additional collateral with a market value of approximately $8.2 million. On December 26, 2019, the Fund amended the Nomura Agreement to extend the maturity date of the Repo from April 2, 2020 to October 2, 2020 and sold CLO securities to Nomura with a market value of approximately $50.0 million, resulting in an increase in the maximum facility size of the Repo from $35.0 million to $50.0 million. On March 17, 2020, in light of market conditions, the Fund elected to post additional collateral with a market value of approximately $20.9 million. In addition, the Repo was partially paid down on March 30, 2020 from $50,000,000 to $40,000,000. The Fund treats the transaction as a secured financing for financial reporting purposes in accordance with GAAP.

On May 15, 2020, the Fund elected, at its option, to repay and terminate its $40.0 million repurchase agreement with Nomura. The Fund repurchased all of the previously sold CLO securities from Nomura at a repurchase price of $40.0 million plus accrued funding costs.

Pursuant to the terms of the MRA with Nomura, the Fund had no interest payable as of September 30, 2020. In connection with the Repo funding costs, the Fund recognized interest expense of approximately $218,000 for the six months ended September 30, 2020.

On October 18, 2019, the Fund entered into a $12.5 million repurchase transaction facility (the “Repo Facility”) with Nomura. Pursuant to the MRA and a transaction facility confirmation, the Fund may sell securities to Nomura from time to time with a corresponding repurchase obligation at an agreed-upon price 30 to 60 days after the sale date (“Reverse Repo Facility”). The Repo Facility has a funding cost of 1-month LIBOR plus 2.05% per annum for each Reverse Repo transaction and is subject to a facility fee of 0.85% per annum on the

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 9. BORROWINGS RELATED TO SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE (cont.)

full $12.5 million facility amount. The Repo Facility expired on October 18, 2020. In accordance with the Repo Facility agreement, the Fund had the option to extend or terminate the Repo Facility. The Fund did not extend and has terminated the Repo Facility. The Fund accounts for these Reverse Repo transactions as secured financings for financial reporting purposes in accordance with GAAP. As of September 30, 2020, there was no outstanding principal, or securities sold under the Repo Facility. The Fund had as interest payable approximately $3,800 in undrawn fees as of September 30, 2020. The Fund recognized interest expense of approximately $54,000 for the six months ended September 30, 2020.

NOTE 10. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

During the six months ended September 30, 2020, purchases of securities totaled approximately $89.2 million including approximately $13.0 million of unsettled purchases. In addition, during the six months ended September 30, 2020, the Fund’s sales of securities totaled approximately $105.5 million. The Fund did not have any repayments, excluding short-term investments, during the six months ended September 30, 2020.

NOTE 11. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of September 30, 2020, the Fund had no commitments outstanding to purchase, other than a commitment to fund approximately $7.5 million of Madison Park Funding XXXVIII, Ltd. Preference Warehouse Shares.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcomes of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 12. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 13. FINANCIAL HIGHLIGHTS

Financial highlights for the six months ended September 30, 2020 and years ended March 31, 2020, 2019, 2018, 2017, and 2016 are as follows:

	Six Months Ended September 30, 2020		Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Per Share Data
Net asset value at beginning of period/year	$3.58		$8.32	$10.08	$10.20	$7.04	$14.08
Net investment income(1)	0.44		1.25	1.41	1.61	1.54	1.64
Net realized and unrealized gains (losses)(2)	0.39		(5.39)	(1.92)	(0.12)	3.87	(6.28)
Total from investment operations	0.83		(4.14)	(0.51)	1.49	5.41	(4.64)
Distributions per share of net investment income(3)	(0.53)		(0.99)	(1.34)	(1.36)	(2.40)	(2.44)
Distributions per share from realized gain on investments(3)	—		—	—	—	—	—
Distributions of return of capital(3)	(0.08)		(0.63)	(0.28)	(0.25)	—	—
Distributions per share based on weighted average share impact(3)	0.01		(0.02)	(0.02)	(0.05)	(0.09)	(0.06)
Total distributions(3)	(0.60)		(1.64)	(1.64)	(1.66)	(2.49)	(2.50)
Effect of shares issued/repurchased, net of underwriting expense	0.07		1.05	0.40	0.06	0.25	0.11
Effect of offering costs	—		(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Effect of shares issued/repurchased, net	0.07		1.04	0.39	0.05	0.24	0.10
Net asset value at end of period/year	$3.88		$3.58	$8.32	$10.08	$10.20	$7.04
Per share market value at beginning of period/year	$4.17		$9.84	$10.13	$11.13	$8.45	$14.82
Per share market value at end of period/year	$4.40		$4.17	$9.84	$10.13	$11.13	$8.45
Total return based on market value(4)	21.93%		(48.71)%	13.47%	6.41%	66.38%	(28.97)%
Total return based on net asset value(5)	25.35%		(37.50)%	(1.39)%	14.56%	78.98%	(32.95)%
Shares outstanding at end of period/year	87,725,344		75,183,153	42,547,801	28,768,899	22,751,432	18,751,696
Ratios/Supplemental Data
Net assets at end of period (000’s)	$340,727		$268,788	$353,832	$289,930	$232,048	$131,950
Average net assets (000’s)	$304,350		$314,446	$315,037	$254,893	$173,005	$185,211
Ratio of net investment income to average daily net assets	23.58	%(7)	23.20%	15.58%	15.83%	17.78%	15.57%
Ratio of expenses to average daily net assets	15.73	%(7)	15.65%	12.80%	13.52%	15.71%	16.60%
Portfolio turnover rate(6)	15.52%		17.56%	64.97%	53.42%	69.08%	32.02%

____________

(1)      Represents net investment income per share for the period, based upon average shares outstanding.

(2)      Net realized and unrealized capital gains and losses based upon average shares outstanding include adjustments to reconcile change in net asset value per share.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 13. FINANCIAL HIGHLIGHTS (cont.)

(3)      Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the period. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on estimates available at each respective fiscal year end, see “Note 7. Distributions”.

(4)      Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.

(5)      Total return based on net asset value (“NAV”) is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Fund’s distribution reinvestment plan divided by the beginning NAV per share.

(6)      Portfolio turnover rate is calculated using the lesser of the year-to-date purchases or sales and repayments of investments divided by the monthly average of the fair value of total investments. Excluded from both numerator and denominator is the fair value of all investments whose maturity date was one year or less.

(7)      Annualized as of September 30, 2020.

NOTE 14. RISKS AND UNCERTAINTIES

Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of our control. These types of events have adversely affected and could continue to adversely affect operating results for the Fund and for our investments in CLOs and their underlying collateral. For example, in December 2019, a novel strain of coronavirus (also known as “COVID-19”) surfaced in China and has since spread to other countries, including the United States, which has resulted in restrictions on travel and the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories in the affected jurisdictions, including the United States. While several countries, as well as certain states in the United States, have begun to lift public health restrictions with the view to reopening their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Health advisors warn that recurring COVID-19 outbreaks will continue if reopening is pursued too soon or in the wrong manner, which may lead to the re-introduction or continuation of certain public health restrictions (such as instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues). Additionally, the absence of viable treatment options or a vaccine could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the United States and other major markets.

In addition to these developments having adverse consequences for the Fund and its investments in CLOs and their underlying collateral, those investments and their collateral have been and could continue to be adversely impacted, including through quarantine measures and travel restrictions imposed on their personnel or service providers based or temporarily located in affected countries, including the United States, or any related health issues of such personnel or service providers. As the duration of the impact of COVID-19 is difficult to predict, the extent to which COVID-19 will negatively affect the Fund’s investments and operating results or the duration of any potential business or supply-chain disruption, is uncertain. The extent and duration of the impact to the Fund’s results of operations will depend to a large extent on future developments and new information that will emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact, all of which are beyond the Fund’s control.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. Disruptions in the U.S. capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could affect the Fund’s ability to repay indebtedness when due, limit its investment purchases, limit the Fund’s ability to grow and have a negative impact on the Fund’s operating results and the fair values of our CLO debt and CLO equity investments.

OXLC Management’s investment team also presently manages the portfolios of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies and CLOs. Additionally, OXLC Management’s investment team manages the portfolio of Oxford Bridge, LLC, Oxford Bridge II, LLC, and Oxford Gate Master Fund, LLC, limited liability companies that invest principally in the equity of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation policies. On June 14, 2017, the SEC issued the Order permitting us and certain of our affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions. Subject to satisfaction of certain conditions to the Order, we and certain of our affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is our investment adviser or an investment adviser controlling, controlled by, or under common control with our investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing our stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of net investment income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, OXLC Management could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in OXLC Management’s net investment income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically highly levered, and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. As of September 30, 2020, the CLO vehicles in which the Fund was invested had average leverage of 10.2 times and ranged from approximately 3.4 times to 14.5 times levered. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles.

The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, OXLC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments.

Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision to the Securities Exchange Act of 1934, as amended (the “1934 Act”), requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO.

Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

The Fund believes that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, the Fund believes that this may create opportunities and additional risks for the Fund in the future.

On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled that the federal agencies exceeded their authority under the Dodd-Frank Wall Street Reform and Consumer Protection Act in adopting the final rules as applied to asset managers of open-market CLOs. On April 5, 2018, the United States District Court for the District of Columbia entered an order implementing the D.C. Circuit Ruling and thereby vacated the U.S. Risk Retention Rules insofar as they apply to CLO managers of “open market CLOs”.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future distributions may be harmed.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. Additionally, on June 12, 2019 the Staff of the SEC’s Division of Corporate Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates.

To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. The Federal Reserve Bank of New York began publishing SOFR in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain, including whether the COVID-19 pandemic will have further effect on LIBOR transition plans. In addition, on March 25, 2020, the U.K. Financial Conduct Authority reaffirmed the central assumption that firms cannot rely on LIBOR being published after the end of 2021. However, the outbreak of COVID-19 may adversely impact the timing of many firms’ transition planning, and we continue to assess the potential impact of the COVID-19 outbreak on our transition plans. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates, whether the COVID-19 outbreak will have further effect on LIBOR transition timelines or plans, or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere.

Recently, the CLOs we have invested in have included, or have been amended to include, language permitting the CLO investment manager, to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able. Our net investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. In addition, in a prolonged low interest rate environment, including a reduction of LIBOR to zero, the difference between the total interest income earned on interest earning assets and the total interest expense incurred on interest bearing liabilities may be compressed, reducing our net interest income and potentially adversely affecting our operating results. We believe that because CLO managers and other CLO market participants have been preparing for an eventual transition away from LIBOR, we do not anticipate such a transition to have a material impact on the liquidity or value of any of our LIBOR-referenced CLO investments. However, because the specific effects of a transition away from LIBOR cannot be determined with certainty as of the date of this report, a transition away from LIBOR could:

•        adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked CLO investments;

•        require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding investments;

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

•        result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•        result in disputes, litigation or other actions with CLO investment managers, regarding the interpretation and enforceability of provisions in our LIBOR-based CLO investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•        require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•        cause us to incur additional costs in relation to any of the above factors.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable distribution by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each year regardless of whether the Fund receives any distributions from such PFIC. The Fund must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Fund may be required to include in its income its proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which the Fund has made a qualifying electing fund (“QEF”) election or are CFCs. To qualify as a RIC, OXLC must, among other things, derive in each taxable year at least 90% of its gross income from certain sources specified in the Code (the “90% Income Test”). The income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test provided that they are derived in connection with OXLC’s business of investing in stocks and securities or the QEF or the CFC distributes such income to OXLC in the same taxable year to which the income is included in its income.

Our ability to pay distributions might be adversely affected by the impact of one or more of the risks discussed in this section, including the COVID-19 pandemic described above. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions. We may also distribute taxable distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable IRS guidance, distributions by publicly offered RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The Internal Revenue Service has published a revenue procedure indicating that this rule will apply even where the total amount of cash to be distributed is not less than 20% (which has been temporarily reduced to 10% for distributions declared on or after April 1, 2020, and on or before December 31, 2020) of the total distribution. Under this revenue procedure, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If we decide to make any distributions consistent with this revenue procedure that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. Most CLO vehicles in which OXLC invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding tax. If a CLO vehicle in which OXLC invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect OXLC’s operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 3. Summary of Significant Accounting Policies — U.S. Federal Income Taxes”.

The Fund’s Term Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Term Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Term Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

As a registered closed-end investment company, OXLC is required to comply with the asset coverage requirements of the 1940 Act and the Articles Supplementary governing OXLC’s Preferred Stock. Under the 1940 Act, the Fund may not issue additional Preferred Stock if immediately after such issuance the Fund will not have an asset coverage of at least 200% (defined as the ratio of the Fund’s gross assets (less all liabilities and

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 14. RISKS AND UNCERTAINTIES (cont.)

indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of OXLC’s outstanding Preferred Stock). In addition, the Articles Supplementary governing OXLC’s Term Preferred Shares require that the Fund have an asset coverage of at least 200% as of the end of each fiscal quarter. If the asset coverage is not at least 200% as of such measurement dates, OXLC may not be able to incur additional debt or issue additional shares of Preferred Stock and could be forced to sell a portion of its investments to repurchase or redeem some shares of Preferred Stock when it is disadvantageous to do so, which could have a material adverse effect on the Fund’s operations. Further, OXLC may be restricted from making distributions to holders of the Fund’s common stock if the Fund does not have asset coverage of at least 200%.

Given the ten-year original terms, and potential for early redemption, of the Term Preferred Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares, see “Note 8. Mandatorily Redeemable Preferred Stock”.

The Fund does not intend to have the Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 15. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Management has adopted the amendments in ASU 2016-13 as of April 1, 2020.

NOTE 16. ISSUANCES OF COMMON STOCK

The Fund sold a total of 10,964,515 shares of common stock pursuant to an “at-the-market” offering during the six months ended September 30, 2020. The total amount of capital raised under these issuances was approximately $43.5 million and net proceeds were approximately $42.6 million after deducting the sales agent’s commissions and offering expenses.

The Fund sold a total of 31,131,899 shares of common stock pursuant to an “at-the-market” offering during the fiscal year ended March 31, 2020. The total amount of capital raised under these issuances was approximately $294.1 million and net proceeds were approximately $290.1 million after deducting the sales agent’s commissions and offering expenses.

For the six months ended September 30, 2020, the Fund issued 1,577,676 shares of common stock in connection with the distribution reinvestment plan. For the year ended March 31, 2020, the Fund issued 1,503,453 shares of common stock in connection with the distribution reinvestment plan.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2020
(Unaudited)

NOTE 17. SUBSEQUENT EVENTS

The Fund’s Repo Facility with Nomura expired on October 18, 2020. In accordance with the Repo Facility agreement, the Fund had the option to extend or terminate the Repo Facility. The Fund did not extend and has terminated the Repo Facility with Nomura.

As previously announced by the Fund, our Board of Directors had declared monthly common stock distributions through December 31, 2020 (payment information is repeated below).

Month Ending	Record Date	Payment Date	Amount Per Share
November 30, 2020	November 13, 2020	November 30, 2020	$0.0675
December 31, 2020	December 16, 2020	December 31, 2020	$0.0675

On October 29, 2020, the Board of Directors declared monthly distributions $0.0675 per share on its common stock, as follows:

Month Ending	Record Date	Payment Date	Amount Per Share
January 31, 2021	January 15, 2021	January 29, 2021	$0.0675
February 28, 2021	February 12, 2021	February 26, 2021	$0.0675
March 31, 2021	March 17, 2021	March 31, 2021	$0.0675

On October 29, 2020, the Board of Directors declared the required monthly dividends on its Series 2023, Series 2024, and Series 2027 Term Preferred Shares (each, a “Share”), as follows:

	Per Share Dividend Amount Declared	Record Dates	Payable Dates
Series 2023	$0.15625000	December 16, 2020, January 15, 2021, February 12, 2021	December 31, 2020, January 29, 2021, February 26, 2021
Series 2024	$0.14062500	December 16, 2020, January 15, 2021, February 12, 2021	December 31, 2020, January 29, 2021, February 26, 2021
Series 2027	$0.13020833	December 16, 2020, January 15, 2021, February 12, 2021	December 31, 2020, January 29, 2021, February 26, 2021

The Fund has evaluated subsequent events through the date of issuance and noted no other events that necessitate adjustments to or disclosure in the financial statements.

Supplemental Information

Senior Securities Table

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Year
8.50% Series 2017 Term Preferred Shares(5)
2016	$—	—	$—	$—
2015	$15,811,250	2.47	$25	$1.03
2014	$15,811,250	3.99	$25	$1.05
2013	$15,811,250	8.79	$25	$1.03
7.50% Series 2023 Term Preferred Shares(6) (10)
2021 (As of September 30, 2020)	$57,034,875	2.57	$25	$0.94
2020	$60,400,025	2.01	$25	$1.01
2019	$90,400,025	2.73	$25	$1.01
2018	$90,400,025	2.41	$25	$1.02
2017	$90,400,025	2.59	$25	$1.01
2016	$90,638,450	1.91	$25	$0.97
2015	$73,869,250	2.47	$25	$0.98
2014	$65,744,250	3.99	$25	$0.94
8.125% Series 2024 Term Preferred Shares(7)
2018	$—	—	$—	$—
2017	$50,504,475	2.59	$25	$1.02
2016	$50,539,775	1.91	$25	$1.00
2015	$60,687,500	2.47	$25	$1.01
6.75% Series 2024 Term Preferred Shares(8) (10)
2021 (As of September 30, 2020)	$68,125,375	2.57	$25	$0.90
2020	$68,235,375	2.01	$25	$1.01
2019	$68,235,375	2.73	$25	$1.02
2018	$68,235,375	2.41	$25	$1.01
6.25% Series 2027 Term Preferred Shares(9) (10)
2021 (As of September 30, 2020)	$88,120,150	2.57	$25	$0.84
2020	$91,600,000	2.01	$25	$0.89
Repurchase Agreement(11)
2021 (As of September 30, 2020)	$—	—	N/A	N/A
2020	$40,000,000	2.01	N/A	N/A
2019	$42,493,500	2.73	N/A	N/A
2018	$42,493,500	2.41	N/A	N/A

____________

(1)      Total amount of each class of senior securities outstanding at the end of the period presented.

(2)      Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of outstanding senior securities, as calculated separately for each of the Term Preferred Shares and the Nomura Agreement in accordance with section 18(h) of the 1940 Act. With respect to the Term Preferred Shares, the asset coverage per unit is expressed in terms of a ratio per share of outstanding Term Preferred Shares (when expressing in terms of dollar amounts per share, the asset coverage ratio per unit is multiplied by the involuntary liquidation preference per unit of $25). With respect to the Nomura Agreement, the asset coverage ratio per unit is expressed in terms of a ratio per unit of outstanding Nomura Agreement (when expressing in terms of dollar amounts per share, the asset coverage per unit is multiplied by $1,000 per principal amount).

(3)      The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.

(4)      With respect to the Term Preferred Shares, the Average Market Value Per Unit is calculated by taking the daily average closing price of the security for the respective period and dividing it by $25 per share to determine a unit price per share consistent with Asset Coverage Per Unit. With respect to the Nomura Agreement, the Average Market Value is not applicable as there are no senior securities thereunder which are registered for public trading.

(5)      On July 24, 2015, OXLC redeemed all issued and outstanding Series 2017 Term Shares at the term redemption price.

(6)      On March 12, 2020, OXLC redeemed 1,200,000 shares of the Series 2023 Term Preferred Shares issued and outstanding at the term redemption price.

(7)      On July 14, 2017, we redeemed all issued and outstanding 8.125% Series 2024 Term Preferred Shares at the term redemption price.

(8)      On June 14, 2017, we issued 2,729,415 shares of our newly designated Series 2024 Term Preferred Shares.

(9)      On February 11, 2020, we completed an underwritten public offering of 3,500,000 shares of our newly designated 6.25% Series 2027 Term Preferred Stock at a public offering price of $25 per share, raising approximately $84.7 million in net proceeds. On March 10, 2020, an additional 164,000 shares were issued pursuant to an exercise of the over-allotment option granted to the underwriters, resulting in net proceeds of approximately $4.0 million.

(10)    On May 21, 2020, the Fund’s Board of Directors authorized a program for the purpose of repurchasing up to $40 million worth of the outstanding shares of the Fund’s 7.50% Series 2023 Term Preferred Stock, 6.75% Series 2024 Term Preferred Stock and 6.25% Series 2027 Term Preferred Stock. During the six months ended September 30, 2020, the Fund repurchased 134,606 shares of 7.50% Series 2023 Term Preferred Stock for a total of approximately $3.2 million, 4,400 shares of 6.75% Series 2024 Term Preferred Stock for a total of approximately $0.1 million, and 139,194 shares of 6.25% Series 2027 Term Preferred Stock, for a total of approximately $3.1 million.

(11)    On May 1, 2019, the Nomura Agreement was amended to (i) extend the maturity date of the Repo from July 2, 2019 to January 2, 2020, and (ii) reduce the funding cost of the Nomura Agreement from 3-month LIBOR plus 3.15% per annum to 3-month LIBOR plus 2.90% per annum effective as of July 2, 2019. In addition, the Nomura Agreement was partially paid down on May 15, 2019 from approximately $42.5 million to $35.0 million. On August 15, 2019, the Nomura Agreement was amended to extend the maturity date of the Repo from January 2, 2020 to April 2, 2020. On November 4, 2019, in light of market conditions, we elected to post additional collateral with a market value of approximately $8.2 million. On December 26, 2019, we amended the Nomura Agreement to extend the maturity date of the Repo from April 2, 2020 to October 2, 2020 and sold CLO securities to Nomura with a market value of approximately $50.0 million, resulting in an increase in the maximum facility size of the Repo from $35.0 million to $50.0 million. On March 17, 2020, in light of market conditions, we elected to post additional collateral with a market value of approximately $20.9 million. In addition, the Repo was partially paid down on March 30, 2020 from $50,000,000 to $40,000,000. On May 15, 2020, the Fund elected, at its option, to repay and terminate its $40.0 million repurchase agreement with Nomura. The Fund repurchased all of the previously sold CLO securities from Nomura at a repurchase price of $40.0 million plus accrued funding costs.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77845.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (203) 983-5275, or on the Commission’s website at http://www.sec.gov.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	55	Chief Executive Officer and Director	2010	2022
Saul B. Rosenthal	52	President and Director	2010	2021

Independent Directors
Mark J. Ashenfelter	60	Chairman of the Board of Directors	2010	2022
John Reardon	54	Director	2010	2023
David S. Shin	52	Director	2010	2021

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce L. Rubin	60	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	65	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of Oxford Funds, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds.

Since 2015 and 2018, respectively, Mr. Cohen has also served as the Chief Executive Officer of each of Oxford Bridge Management, LLC, or “Oxford Bridge Management,” the investment adviser to Oxford Bridge, LLC and Oxford Bridge II, LLC (collectively, the “Oxford Bridge Funds”), and Oxford Gate Management, LLC, or “Oxford Gate Management,” the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”). The Oxford Bridge Funds and the Oxford Gate Funds are private investment funds. Mr. Cohen is also a member of the Board of Directors of Oxford Square Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company. Mr. Rosenthal has also served as President of Oxford Bridge Management, the investment adviser to the Oxford Bridge Funds and Oxford Gate Management, the investment adviser to the Oxford Gate Funds, since 2015 and 2018, respectively. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the Director of Business Strategy, Smart Cities, for American Infrastructure Partners, LP, an infrastructure fund based in San Mateo, California. Mr. Reardon also serves as a Board Member and Audit Committee Member for Schurz Communications, Inc., a large, privately held broadband provider. Mr. Reardon recently was the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree, in Political Science, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the past president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as the Head of Business Development for the Infinity Transportation division of Global Atlantic Financial Group. Prior to this he was an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that,

Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer and Corporate Secretary since August 2015, and as our Treasurer and Controller since our initial public offering in 2011. Mr. Rubin has also served as Oxford Square Capital Corp.’s Controller since 2005, Oxford Square Capital Corp.’s Treasurer since 2009, and Oxford Square Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, Oxford Square Management, LLC, Oxford Funds, Oxford Bridge Management, LLC, and Oxford Gate Management, LLC. From 1995 to 2003 Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer, as well as the Chief Compliance Officer of Oxford Lane Management, Oxford Square Capital Corp., Oxford Square Management, LLC, since June 2015 pursuant to an agreement between us and Alaric Compliance Services, LLC (“Alaric”), a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of Oxford Square Capital Corp., Oxford Square Management, Oxford Funds LLC, Oxford Bridge Management, LLC and Oxford Gate Management, LLC. Mr. Cummins has been a director of Alaric since June 2014 and in that capacity he also serves as the Chief Compliance Officer to a private equity firm. Prior to joining Alaric, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the COO and the CCO for BroadArch Capital and from 2009 to 2011 the CFO and CCO to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the six months ended September 30, 2020:

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$58,000	—	$58,000
John Reardon	$58,000	—	$58,000
David S. Shin	$63,000	—	$63,000

____________

(1)      For a discussion of the independent directors’ compensation, see below.

(2)      We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $90,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are “interested persons” of the Fund as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in Oxford Funds, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to Oxford Lane Capital.

Mr. Cummins, our Chief Compliance Officer, is a director of Alaric, and performs his functions under the terms of an agreement between us and Alaric.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on July 30, 2020, our Board of Directors unanimously voted to re-approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board of Directors reviewed a significant amount of information provided by Oxford Lane Management in response to questionnaires provided by counsel to the independent directors on behalf of the independent directors and considered and concluded, among other things:

•        The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including with respect to the investment process and Oxford Lane Management’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Fund’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded that such services are satisfactory;

•        The investment performance of OXLC and Oxford Lane Management including a comparison to the performance of OXLC’s peer group, and concluded that OXLC’s performance is reasonable in comparison to its peers;

•        Comparative data with respect to advisory fees or similar expenses paid by other closed-end management investment companies with similar investment objectives, and concluded that the total advisory fees paid by OXLC to Oxford Lane Management were not unreasonable;

•        Our historical and projected operating expenses and expense ratio compared to closed-end management investment companies with similar investment objectives, and concluded that our operating expenses were reasonable;

•        Any existing and potential sources of indirect income to Oxford Lane Management or Oxford Funds from their relationships with OXLC and the profitability of those relationships, and concluded that Oxford Lane Management’s profitability was not excessive with respect to us;

•        The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•        The organizational capability and financial condition of Oxford Lane Management and its affiliates, and concluded that the organizational capability and financial condition of Oxford Lane Management were reasonable;

•        The due diligence-related expenses, travel expenses, and expenses associated with investigating and monitoring investments, and concluded that such expenses were reasonable; and

•        The possibility of obtaining similar services from other third party service providers or through an internally managed structure, and concluded that our current externally managed structure with Oxford Lane Management as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, and assisted by independent counsel, concluded that the fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were not unreasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders (the ‘‘Meeting’’) on October 23, 2020 and submitted one matter to the vote of the stockholders. At the Meeting, stockholders elected one nominee for director, to serve for a three-year term to expire at the 2023 Annual Meeting of Stockholders based on the following votes:

Name	Votes for	Votes against	Votes Withheld
John Reardon(1)	65,350,273	4,417,137	2,906,432

____________

(1)      Mr. Reardon was elected by the holders of our common stock and preferred stock, voting together as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund prepares Form N-PORT, which contains a complete schedule of the Fund’s portfolio holdings, on a monthly basis, and makes its N-PORT filings with the SEC on a quarterly basis within 60 days after the end of each quarter. The Fund’s N-PORT filings for the third month of each quarter are available on the SEC’s website at http://www.sec.gov.

Proxy Information

A description of the policies and procedures that the Fund’s investment adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com. Information about how the Fund’s investment adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. All information described in this paragraph is also available on the SEC’s website at http://www.sec.gov.

Tax Information

For tax purposes, distributions to stockholders during the six months ended September 30, 2020 were approximately $48.9 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual and semi-annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•        It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.

•        We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•        If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Our privacy policy is available on our website at https://www.oxfordfunds.com/privacy-policy/. If you have any questions or concerns about the policy, please contact by calling (203) 983-5275.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS
Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer
Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISER
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

____________

(1)      Interested directors are “interested persons,” as defined in the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | oxfordlanecapital.com | (203) 983-5275

Item 2. Code of Ethics.

The information required by this item is not required in a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information required by this item is not required in a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information required by this item is not required in a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrant.

The information required by this item is not required in a semi-annual report on Form N-CSR.

Item 6. Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this item is not required in a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)     The information required by this item is not required in a semi-annual report on Form N-CSR.

(b)    There has been no change, as of the date of the filing of this semi-annual report on Form N-CSR, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)     Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

None.

Item 13. Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(a)(4)     Not applicable.

(b)         Certifications of chief executive officer and chief accounting officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer Date: November 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer Date: November 3, 2020
By:	/s/ Bruce L. Rubin
Bruce L. Rubin Chief Financial Officer Date: November 3, 2020